SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                 27-Oct-03

ASSET BACKED FUNDING CORPORATION

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF February 1 , 2003, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2003-CB1

C-Bass Mortgage Loan Asset-Backed Certificates Series 2003-CB1
(Exact name of registrant as specified in its charter)

Deleware                   333-83816-08             13-3439681
(State or Other            (Commission              (I.R.S. Employer
Jurisdiction of            File Number)             Identification
Incorporation)                                      Number)

388 Greenwich
New York, NY                            10013
(Address of Principal                   (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 704-386-2400

Item 5.  Other Events

On                27-Oct-03a scheduled distribution was made from the
              trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
                  27-Oct-03The Monthly Report is filed pursuant to and
              in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.            Monthly Report Information:
              See Exhibit No.1

B.            Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

C.            Item 1: Legal Proceedings:            NONE

D.            Item 2: Changes in Securities:        NONE

E. Item 4: Submission of Matters to a Vote of Certificateholders:
		  NONE

F.            Item 5: Other Information - Form 10-Q, Part II -
              Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

              Exhibit No.

1. Monthly Distribution Report dated                   27-Oct-03

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2003-CB1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                        10/27/2003



    Class         Cusip         Beg         Prin
AV-1            79549ARV3    54309334.94  1778576.43
AV-2            79549ARW1    14852079.93   401134.32
AF              79549ARU5   112362513.61  4524738.50
M-1             79549ARX9    15894000.00        0.00
M-2             79549ARY7    14512000.00        0.00
B-1             79549ARZ4     8016000.00        0.00
B-2             79549ASA8     2073000.00        0.00
N*                 NA         8392061.49  1070831.43
X               7966459y7  N/A                  0.00
Total                       222018928.48  7775280.68

                   Int        Losses        End
AV-1               73860.70    0.00      52530758.51
AV-2               22047.09    0.00      14450945.61
AF                323042.23    0.00     107837775.11
M-1                29244.96    0.00      15894000.00
M-2                38956.66    0.00      14512000.00
B-1                32919.04    0.00       8016000.00
B-2                 7591.79    0.00       2073000.00
N*                 69000.17     N/A       7321230.06
X                      0.00     N/A     N/A
Total             596662.64    0.00     215314479.23
* Notional
                    AMOUNTS PER $1,000 UNIT

    Class         Prin          Int        Total
AV-1            27.08560771 1.12481078  28.21041849
AV-2            19.86501840 1.09181845  20.95683685
AF              31.21521116 2.22859982  33.44381098
M-1              0.00000000 1.84000000   1.84000000
M-2              0.00000000 2.68444460   2.68444460
B-1              0.00000000 4.10666667   4.10666667
B-2              0.00000000 3.66222383   3.66222383
N               62.07718443 4.00000986  66.07719428
X                0.00000000 0.00000000   0.00000000

              Int. Carryove   Remaining
    Class       Shortfall  Int. Carryover
AV-1              0.00              0.00
AV-2              0.00              0.00
AF                0.00              0.00
M-1               0.00              0.00
M-2               0.00              0.00
B-1               0.00              0.00
B-2               0.00              0.00
N                 0.00              0.00
X                 0.00              0.00

    Class          End        Losses        Rate
AV-1           799.98109358   0.00000000    1.53000%
AV-2           715.64134172   0.00000000    1.67000%
AF             743.94993623   0.00000000    3.45000%
M-1           1000.00000000   0.00000000    2.07000%
M-2           1000.00000000   0.00000000    3.02000%
B-1           1000.00000000   0.00000000    4.62000%
B-2           1000.00000000   0.00000000    4.12000%
N              424.41913383   0.00000000   10.00000%
X                0.00000000   0.00000000          NA

Distribution Date:             27-Oct-03

              Distribution Statement
              Pooling and Servicing Agreement Dated February 1, 2003

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  O/C Amount (before distrib)                                5113778.14
      O/C Release Amount                                               0.00
      O/C Deficiency (after distrib)                               86433.13
      O/C Target Amount                                          5113778.14
      O/C Amount (after distrib)                                 5113778.14

    Amount of Excess Interest                                    1151027.93
    Amount of Excess Cashflow                                    1151027.93


iv) Servicing Fees            Group I    Group II-A  Group II-B    Total
Servicing Fees               27930.47     58220.23    7850.41    94001.11
Act & Unpaid Spec Serv         0.00         0.00        0.00       0.00
Special Servicing Fees         0.00         0.00        0.00       0.00


v) Advances                                          256821.19

vi) End Bal                  65541521    136448642    18438094   220428257

vii) Loan Count                      560        2402          69       3031
Wt'd avg Rem Term                    338         226         346        270
Wt'd avg Mortg Rt               8.77776%    9.96629%    8.23915%   9.46842%

viii)  Delinquency And Foreclosure Information:

Group I       All Categories             Bankruptcy
                 Number       Balance      Number     Balance
Current            495       57528544.13     0              0.00
30                 33         3867590.40     0              0.00
60                  5          690222.56     0              0.00
90+                24         3188409.01     4         263562.56


               Foreclosure
                 Number       Balance
Current             0               0.00
30                  0               0.00
60                  0               0.00
90+                12         1499879.73


Group II-A    All Categories             Bankruptcy
                 Number       Balance      Number     Balance
Current           2127      116823065.10     0              0.00
30                 136        9269298.38     8         399749.76
60                 59         4046891.36     8         618211.17
90+                74         5697756.81     15       1284388.92


                                     Foreclosure
                 Number       Balance
Current             0               0.00
30                  0               0.00
60                  0               0.00
90+                26         2266937.24


Group II-B                 All Categories            Bankruptcy
                              Number      Balance      Number     Balance
Current            63        17666346        0           0           0
30                  2          76737         0           0           0
60                  1          43208         0           0           0
90+                 3         651803         1         183925        2

                                     Foreclosure
                 Number       Balance
Current             0            0
30                  0            0
60                  0            0
90+                 2         467878

ix)           Loans that became REO properties                   see pg. 4
x)            Total Book Value of REO Properties:                see pg. 4

                                Group I   Group II-A  Group II-B     Total
xi)           Prepayments     1707400.50  4077047.09   389105.34 6173552.93

xii) Current Period Prepayment Penalties                            75236.8
Aggregate Prepayment Penalties                                    449686.32
Prepayment Penalties allocable to Classes N                       449686.32
Prepayment Penalties allocable to Classes X                               0
xiii)                           Group I   Group II-A  Group II-B     Total
Agg Real Losses*                    0.00   86,433.13        0.00  86,433.13
Cum Real Losses                   236.39  119,531.28    6,835.23 126,602.90
  *   Includes Additional loss of $849.42
xiv)          Realized Loss Allocations         See Page 1
xv)           Accrued Certificate Interest      See Page 1

xvi)          Prep Int Shortfall not covered by servicer
                                       0           0           0          0

xvii)         Trustee Fees        644.93    1,351.20      180.56   2,176.69

xviii)
                             LIBOR Carryover Amounts
              Curr Distrib Amts. Remain               RAI S/F
AV-1                0            0                       0
AV-2                0            0                       0
AF-1                0            0                       0
M-1                 0            0                       0
M-2                 0            0                       0
B-1                 0            0                       0
B-2                 0            0                       0
N                   0            0                     933.68
X                   0            0                       0

xix)          O/C Deficiency (after distrib)                          0.00

xx)           Has Trigger Event has occurred?                   NO
              Cum Real Losses %                                  0.0458008%

xxi)
Available Funds               Group I    Group II-A  Group II-B    Total
Sched Int -Net Serv Fees     461160.19   1099454.82  121185.75  1681800.76
Sched Principal              47645.05    385974.49    13874.42   447493.96
Unsched Prin                1708002.14   4073392.9   389127.12  6170522.16
Available Funds              2215873.7   5558822.21  524187.29   8298883.2

xxii)         Class Interest Rate         See Page 1

xxiii)        Liquidation Report
                 Unpaid
   Loan Num     Prin. Bal   Sched Prin  Liq. Proceed    Loss
5040076      49,648.99      17.12       14,337.07       35,294.80
8657728      52,733.01     133.02       24,781.69       27,818.30
8675753      85,045.21      86.55       62,488.05       22,470.61
		 187,427.21	   236.69      101,606.81	  85,583.71


xxiv)         Mortgage Loans Purchased by Servicer                     0.00

xxv)          Mortgage Loans Re-Purchased by Servicer                  0.00

xxvi)         REO Report
                 Unpaid
   Loan Num     Prin. Bal   Sched. Bal   Book Val.
   10518904    10977.08     10977.08     12,468.90
   7658818     37608.79     37316.17     37,785.73
   8349839     99593.50     99179.59    102,029.83
   8641326    125896.11    125518.13    129,435.74
   8655748     73802.78     73533.68     74,514.09
   8657587     67884.23     67703.05     68,585.38
   8658627    296735.57    295915.47    305,282.62
   8666877    121102.20    120746.21    120,878.71
   10524314    47784.78     47496.18     51,222.39
        	  881385.04	   878385.56    902,203.39

              SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C-Bass Mortgage Loan Asset-Backed Certificates,
Series 2003-CB1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA